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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K
                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 August 30, 2000


                               Acterna Corporation
             (Exact name of registrant as specified in its charter)

          Delaware                     1-12657                   04-2258582
(State or other jurisdiction     (Commission File No.)         (IRS Employer
      of incorporation)                                      Identification No.)

                          3 New England Executive Park,
                         Burlington, Massachusetts 01803
          (Address of principal executive offices, including zip code)

         Registrant's telephone no., including area code: (781) 272-6100

                              Dynatech Corporation
          (Former name or former address, if changed since last report)


Item 5.    Other Events.
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         On August 30, 2000, Acterna Corporation (the "Company") filed an amendment to its Certificate of Incorporation with the Secretary of State of Delaware in order to change its name from "Dynatech Corporation" to "Acterna Corporation". This amendment was adopted by the written consent of a majority of the shareholders of the Company on August 29, 2000. A copy of the Certificate of Amendment to the Company's Certificate of Incorporation is filed as Exhibit 3.1 to this Current Report on Form 8-K. In connection with its name change, the Company changed its CUSIP number from 268140100 to 00503U105.
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Item 7.   Exhibits.
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          Exhibit 3.1   Certificate of Amendment to the Company's Certificate of
                        Incorporation.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     ACTERNA CORPORATION
                                     (Registrant)


Date: September 11, 2000             By: /s/ Mark V.B. Tremallo
                                         --------------------------------------
                                     Name:   Mark V.B. Tremallo
                                     Title:  Corporate Vice President, General
                                             Counsel and Secretary

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